SCHEDULE 14A INFORMATION

INFORMATION REQUIRED IN PROXY STATEMENT
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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MTR GAMING GROUP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MTR GAMING GROUP, INC.
State Route 2
Chester, West Virginia 26034

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of MTR Gaming Group, Inc. to be held on Tuesday, June 19, 2007, at 10:00 a.m. local time, at Intercontinental The Barclay New York, 111 East 48th Street, New York, New York 10017.

The accompanying Notice of Annual Meeting and Proxy Statement describe the business to be conducted at the meeting. There will be a brief report on the current status of our business.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the Notice of Annual Meeting and Proxy Statement, please complete, sign and date your proxy ballot, and return it in the envelope provided. If you are unable to attend the meeting, you may listen to a live broadcast that will be available from our website at http://www.mtrgaming.com. The replay can also be accessed on the site soon after the meeting for up to three months.

On behalf of the Officers and Directors of MTR Gaming Group, Inc., I thank you for your interest in the Company and hope that you will be able to attend our Annual Meeting.

For The Board of Directors,
EDSON R. ARNEAULT Chairman of the Board of Directors and President

April 30, 2007

MTR GAMING GROUP, INC.
State Route 2
Chester, West Virginia 26034

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MTR Gaming Group, Inc. will be held on June 19, 2007, at 10:00 a.m. local time, at Intercontinental The Barclay New York, 111 East 48th Street, New York, New York 10017 for the following purposes:

1. To elect six persons to serve as directors of the Company until their successors are duly elected and qualified;

2. To ratify the adoption of the Company’s 2007 Stock Incentive Plan;

3. To ratify the selection of Ernst & Young LLP as the Company’s accountants and independent auditors; and

4. To transact such other business as may properly come before the meeting.

Stockholders entitled to notice and to vote at the meeting will be determined as of the close of business on April 26, 2007, the record date fixed by the Board of Directors for such purposes.

By order of the Board of Directors
Rose Mary Williams, Secretary

April 30, 2007

Please sign the enclosed proxy and return it promptly in the enclosed envelope.
If mailed in the United States, no postage required.

MTR GAMING GROUP, INC.
State Route 2
Chester, West Virginia 26034
(304) 387-8300

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MTR Gaming Group, Inc. (the “Company”) for use at the Annual Meeting of Stockholders to be held June 19, 2007.

A copy of the Company’s report with financial statements for the year ended December 31, 2006 is enclosed. This proxy statement and form of proxy were first sent to stockholders on or about the date stated on the accompanying Notice of Annual Meeting of Stockholders.

Only stockholders of record as of the close of business on April 26, 2007 will be entitled to notice of and to vote at the meeting and any postponement or adjournments thereof. As of that date, 27,545,560 shares of Common Stock of the Company were issued and outstanding. Each share outstanding as of the record date will be entitled to one vote, and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it at any time before it is exercised by written notice to the Secretary of the Company or by submission of another proxy bearing a later date. In addition, stockholders attending the meeting may revoke their proxies at any time before they are exercised.

If no contrary instructions are indicated, all properly executed proxies returned in time to be cast at the meeting will be voted FOR: (i) the election of the directors nominated herein, (ii) the ratification of the adoption of the Company’s 2007 Stock Incentive Plan, and (iii) the ratification of the selection of the auditors. Members of the Company’s management intend to vote their shares in favor of each of the proposals. The holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

Stockholders will vote at the meeting by ballot and votes cast at the meeting in person or by proxy will be tallied by the Company’s transfer agent. Shares held by stockholders present in person at the meeting who do not vote and ballots marked “abstain” or “withheld” will be counted as present at the meeting for quorum purposes, but will not be counted as part of the vote necessary to approve the proposals for the election of directors or the confirmation of the auditors.

The solicitation of proxies will be made primarily by mail. Proxies may also be solicited personally and by telephone or telegraph by regular employees of the Company, without any additional remuneration. The cost of soliciting proxies will be borne by the Company. The Company may also retain a proxy solicitation firm to solicit proxies, in which case, the Company will pay the solicitation firm’s fees. The Company will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to beneficial owners of stock held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses in forwarding solicitation material.

The Company knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, then the persons named as proxies will use their own judgment in voting shares represented by proxies.

ITEM 1

ELECTION OF DIRECTORS

The directors of the Company are currently elected annually and hold office until the next annual meeting and until their successors have been elected and have qualified. The Company’s Board of Directors (the “Board”) has fixed the number of Directors at seven. However, the Board has nominated six candidates for service, each of whom serves for a term of one year, or until their successors are elected and qualify. Directors elected at this Annual Meeting shall serve until the 2008 annual meeting or until their successors are duly elected and qualified.

Unless you instruct otherwise or withhold authority to vote, the enclosed proxy, if signed and returned, will be voted for the election of the nominees listed below. If for any reason any nominee is unable to accept the nomination or to serve as a director, an event not currently anticipated, the persons named as proxies reserve the right to exercise their discretionary authority to nominate someone else or to reduce the number of management nominees to such extent as the persons named as proxies may deem advisable.

A plurality of the votes cast in person or by proxy of holders of Common Stock is required to elect a director. Accordingly, abstentions and “broker non-votes” will have no effect on the outcome of the election of directors assuming a quorum is present or represented by proxy at the Annual Meeting. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item.

Stockholders may not vote their shares cumulatively in the election of directors. Any stockholder submitting a proxy has the right to withhold authority to vote for an individual nominee to the Board by writing that nominee’s name in the space provided on the proxy. Shares represented by all proxies received by the Company and not marked to withhold authority to vote for any individual director or for all directors will be voted FOR the election of all of the nominees named below. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Nominees for Directors

The following persons have been nominated by the Company’s Nominating Committee to serve as directors: Edson R. Arneault, Robert A. Blatt, Donald J. Duffy, James V. Stanton, LC Greenwood and Richard Delatore. Each of the nominees for director currently serves as a director of the Company.

Edson R. Arneault, 60, has been a director of the Company since January 1992 and has served as our President and Chief Executive Officer since April 26, 1995. Mr. Arneault has served as the Chairman of the Company’s Board of Directors since 1995. He is also an officer and director of our subsidiaries. Mr. Arneault is also a principal in numerous ventures directly or indirectly engaged in the development, production and transportation of oil and gas. Since becoming the President of the Company and Mountaineer, however, Mr. Arneault has devoted virtually all his time and attention to the business of the Company. Mr. Arneault is a certified public accountant, and served as a tax partner with Seidman and Seidman (now “BDO Seidman LLP”), a public accounting firm, in Grand Rapids, Michigan, from 1977 to 1980. Mr. Arneault was employed as a certified public accountant by Arthur Andersen in the tax department of its Cleveland office from 1972 to 1976. Mr. Arneault is a member of the Independent Producers Association of America, the Ohio Oil and Gas Association, the Michigan Oil and Gas Association and the Michigan Association of Certified Public Accountants. Mr. Arneault received his Bachelor of Science in Business Administration from Bowling Green University in 1969, his Master of Arts from Wayne State University in 1971, and his Masters in Business Administration from Cleveland State University in 1978. Mr. Arneault serves on the Board of Directors of Make a Wish Foundation of Northern West Virginia, West Virginia Independent Colleges and Universities, Inc., West Virginia Jobs Investment Trust (a gubernatorial appointment), the West Virginia Hospitality and Tourism Association and the West Virginia Business Roundtable (of which he also serves as treasurer). Mr. Arneault also serves as a member of the Advisory Board of Visitors of the Robert Morris College Hospitality and Tourism Management Program in Pittsburgh, Pennsylvania.

Robert A. Blatt, 66, has been a director of the Company since September 1995 and was a Vice President from 1999 until April of 2007, when he became Vice Chairman. Mr. Blatt is also a Director and Assistant Secretary of Mountaineer, and Chairman of our Finance Committee. Mr. Blatt is the Chief Executive Officer and managing member of New England National, L.L.C. (“NEN”) and a member of the board of directors of AFP Imaging Corporation. Since 1979 he has been chairman and majority owner of CRC Group, Inc., and related entities, a developer, owner, and operator of shopping centers and other commercial properties, and from 1985 until its initial public offering in 2006, a member (seat owner) of the New York Stock Exchange, Inc. From 1959 through 1991, Mr. Blatt served as director, officer or principal of numerous public and private enterprises. In August of 2002, NEN filed a voluntary petition under Chapter 11 in the U.S. Bankruptcy Court for the District of Connecticut. Mr. Blatt informed the Company that the filing was necessitated by a court’s upholding the imposition of real estate taxes at rates applicable to golf courses (rather than vacant land) for periods prior to NEN’s acquisition or development of the property. A Plan of Confirmation was approved by the Court in August 2006 with payments in full to all creditors. Mr. Blatt received his Bachelor of Science in Finance from the University of Southern California in 1962 and his Juris Doctor from the University of California at Los Angeles in 1965. He is a member of the State Bar of California.

James V. Stanton, 75, has been a director of the Company since February, 1998 and serves on our Audit Committee, Nominating Committee and as Chairman of our Compliance Committee. Mr. Stanton is also a director of Try It Distributing Co., a privately held corporation. Mr. Stanton has his own law and lobbying firm, Stanton & Associates, in Washington, D.C. From 1971-1978, Mr. Stanton represented the 20th Congressional District of Ohio in the United States House of Representatives. While in Congress Mr. Stanton served on the Select Committee on Intelligence, the Government Operations Committee, and the Public Works and Transportation Committee. Mr. Stanton has held a wide variety of public service positions, including service as the youngest City Council President in the history of Cleveland, Ohio and membership on the Board of Regents of the Catholic University of America in Washington, D.C. Mr. Stanton is also former Executive Vice President of Delaware North, a privately held international company which, during Mr. Stanton’s tenure, had annual sales of over $1 billion and became the leading parimutuel wagering company in the United States, with worldwide operations including horse racing, harness racing, dog racing, and Jai-Lai. Delaware North also owned the Boston Garden and the Boston Bruins hockey team. From 1985-1994, Mr. Stanton was a principal and co-founder of Western Entertainment Corporation, which pioneered one of the first Native American Gaming operations in the United States, a 90,000 square foot bingo and casino gaming operation located on the San Manuel Indian Reservation in California, which generated annual revenues in excess of $50 million. Mr. Stanton also serves on the Boards of Directors of the Federal Home Loan Bank of Atlanta and of Lottery and Wagering Solutions, Inc.

Donald J. Duffy, 39, has been a director of the Company since June 2001 and serves as Chairman of our Compensation Committee, Chairman of our Audit Committee and as a member of the Nominating Committee. Mr. Duffy is presently a director and president of Integrated Corporate Relations, an investor relations and consulting firm. Mr. Duffy co-founded Meyer, Duffy & Associates in 1994 and Meyer Duffy Ventures in 1999. At Meyer Duffy, Mr. Duffy played an integral role in numerous seed and early stage companies. His expertise is focusing on the development and implementation of business plans including financial forecasting and analysis, management team development, corporate strategy and capital formation. Prior to co-founding Meyer, Duffy & Associates, Mr. Duffy was a Senior Vice President at Oak Hall Capital Advisors where he specialized in investments in the leisure, gaming and technology markets. Prior to Oak Hall, Mr. Duffy was an investment fund partner at Sloate, Weisman, Murray & Company, specializing in investments in the leisure, gaming, technology and retail markets. Mr. Duffy is a graduate of St. John’s University.

LC Greenwood, 60, has been a director of the Company since November 2002 and serves on our Compensation Committee and on our Nominating Committee. Mr. Greenwood was born in Canton Mississippi, went to Roger High in Canton and was granted an Academic Athletic Scholarship to Arkansas AM & N in Pine Bluff, where he received his Bachelor of Science Degree. After college Mr. Greenwood played thirteen years as a Defensive End with the World Champion Pittsburgh Steelers, won four Super Bowls, was named a member of every All Pro Team during the 1970s, was also All Pro seven times, and played in six Pro Bowls. Today Mr. Greenwood is President of Greenwood Enterprises, a coal and natural gas marketing company; Greenwood/McDonald Supply Co., an electrical supply company; and President/Owner of Greenwood Manufacturing Co., a manufacturer and distributor of packing products. Among Mr. Greenwood’s awards are the Worthen Sport Award, Professional Athlete of the Year in Little Rock, Arkansas, Outstanding Achievement Award, Canton, Mississippi, 1975, Key to the City of Canton, MS and to the State of Mississippi, Key to the State of West Virginia, 25th Anniversary Super Bowl Team, 100 Year Black College All American Team, Arkansas Hall of Fame, and member of the 75th Silver Anniversary Super Bowl Team. In 1975 March 24th was declared “LC Greenwood Day” in Canton, Mississippi. Mr. Greenwood is a Life Member of the N.A.A.C.P. and a Member of AFTRA-American Federation of Television and Radio Artists. He worked on the Miller Lite Campaign, performing in television commercials and promotions for ten years and has been involved in numerous commercials and industrial films since 1971 to the present, including over ten national commercials and numerous local commercials.

Richard Delatore, 67, has been a director of the Company since June 2004. Mr. Delatore serves as a member of our Audit Committee and is the Chairman of our Nominating Committee. Mr. Delatore is presently a Vice President with Schiappa & Company which is involved in the coal mining and hauling business and located in Wintersville, Ohio (since 2002) and is a Vice President (since 2005) of Ohi-Rail Corporation, a short line railroad operating in Southeast Ohio. Mr. Delatore is also a coal and timber consultant in Steubenville, Ohio (since 1970), and served as a commissioner on the Board of Commissioners in Jefferson County, Ohio from 2000 to 2004. Mr. Delatore owned, bred and raced thoroughbred horses from 1978 to 1992 and was a member of the Ohio State Racing Commission from 1995 to 1999. Mr. Delatore chaired the Medication Committee of the Ohio State Racing Commission in 1999. He was also a member of the Steubenville City School Board of Education from 1993 to 2000 and a member of the Jefferson County Joint Vocational School Board of Education from 1995 to 1998. Mr. Delatore was designated the “Italian American of the Year” for 2006 by the Upper Ohio Italian Heritage Festival. Mr. Delatore received his Bachelor of Science degree in Business Administration from Franciscan University of Steubenville, Ohio in 1970.

Corporate Governance

For a director to be considered independent, the director must meet the bright-line independence standards under the listing standards of Nasdaq and the Board must affirmatively determine that the director has no material relationship with us, directly, or as a partner, stockholder or officer of an organization that has a relationship with us. The Board determines director independence based on an analysis of the independence requirements of the Nasdaq listing standards. In addition, the Board will consider all relevant facts and circumstances in making an independence determination. The Board also considers all commercial, industrial, banking, consulting, legal, accounting, charitable, familial or other business relationships any director may have with us. The Board has determined that the following four directors satisfy the independence requirements of Nasdaq: James V. Stanton, Donald J. Duffy, LC Greenwood and Richard Delatore.

The Board held twenty two (22) meetings and acted one (1) time by written consent during the fiscal year ended December 31, 2006. Each current director attended at least 75% of the aggregate number of all meetings of the Board of Directors and Committees of which he was a member during such year. Messrs. Stanton, Duffy and Delatore, all of whom are independent directors, make up the Board’s Audit Committee. During the fiscal year ended December 31, 2006, the Audit Committee met eight (8) times. In June of 2000, the Board of Directors established a formal Charter for the Audit Committee which was amended and restated in June 2004. A copy of the Amended and Restated Charter of the Audit Committee is included as Exhibit A to this proxy statement.

Compensation Committee

Messrs. Duffy and Greenwood, both of whom are independent directors, make up the Board’s Compensation Committee (and meet the Nasdaq independence requirements with respect to Compensation Committee members). Mr. Duffy joined the Committee in April of 2002, and Mr. Greenwood joined the Committee in November of 2002, when he joined the Board. The Compensation Committee operates under a written charter adopted by our Board of Directors which is available on our Internet website at www.mtrgaming.com under “Investor Relations-Corporate Governance.” The Compensation Committee makes recommendations with respect to salaries, bonuses, restricted stock, and deferred compensation for the Company’s executive officers as well as the policies underlying the methods by which the Company compensates its executives. During the fiscal year ended December 31, 2006, the Compensation Committee held one (1) meeting. Except as otherwise delegated by the Board of Directors or the Compensation Committee, the Compensation Committee acts on behalf of the Board with respect to compensation matters. The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated Committee members to perform certain of its duties on its behalf, including, to the extent permitted by applicable law, the delegation to a subcommittee of one director the authority to grant stock options and equity awards. The Committee reviews the recommendations of the Company’s CEO with respect to individual elements of the total compensation of the Company’s executive officers (other than the CEO) and key management.

Finance Committee

The Finance Committee monitors the Company’s relationships with its lenders and investment bankers and negotiates on behalf of the Company with respect to proposed financing arrangements. Mr. Blatt is the sole member of the Board’s Finance Committee.

Nominating Committee

The Nominating Committee of the Company currently consists of the Company’s independent directors and operates under a written charter adopted by our Board of Directors, which is available on our Internet website at www.mtrgaming.com under “Investor Relations-Corporate Governance.” Our Board of Directors has determined that each of the members of the Nominating Committee is “independent” within the meaning of the general independence standards in the listing standards of The Nasdaq Stock Market, Inc. The committee (which was established in June 2004) met two (2) times in 2006. The primary purposes and responsibilities of the Nominating Committee are to (1) identify individuals qualified to become directors, consistent with the criteria approved by our Board of Directors set forth in the Nominating Committee Charter, (2) nominate qualified individuals for election to the Board of Directors at the next annual meeting of shareholders, and (3) recommend to our Board of Directors the individual directors to serve on the committees of our Board of Directors.

Director Candidate Recommendations and Nominations by Shareholders. The Nominating Committee’s Charter provides that the Nominating Committee will consider director candidate nominations by shareholders. In evaluating nominations received from shareholders, the Nominating Committee will apply the same criteria and follow the same process set forth in its Charter as it would with its own nominations.

Nominating Committee Process for Identifying and Evaluating Director Candidates. The Nominating Committee evaluates all director candidates in accordance with the director qualification standards described in its Charter. The Nominating Committee evaluates any candidate’s qualifications to serve as a member of our Board of Directors based on the totality of the merits of the candidate and not based on minimum qualifications or attributes. In evaluating a candidate, the Nominating Committee takes into account the background and expertise of individual Board members as well as the background and expertise of our Board of Directors as a whole. In addition, the Nominating Committee will evaluate a candidate’s independence and his or her background and expertise in the context of our Board’s needs. The Nominating Committee Charter requires that the Committee ascertain that each nominee shall have: (i) demonstrated business and industry experience that is relevant to the Company; (ii) the ability to meet the suitability requirements of all relevant regulatory agencies; (iii) freedom from potential conflicts of interest with the Company and independence from management with respect to independent director nominees; (iv) the ability to represent the interests of shareholders; (v) the ability to demonstrate a reasonable level of financial literacy; (vi) the availability to work with the Company and dedicate sufficient time and energy to his or her board duties; (vii) a recognized reputation for integrity, skill, honesty, leadership abilities and moral values; and (viii) the ability to work constructively with the Company’s other directors and management. The Nominating Committee did not receive any recommendations from any shareholders in connection with the Annual Meeting.

Shareholders may communicate with the Board of Directors by sending written correspondence to the Chairman of the Nominating Committee at the following address: MTR Gaming Group, Inc., State Route 2, South, P.O. Box 356, Chester, West Virginia 26034, Attention: Corporate Secretary. The Chairman of the nominating Committee and his or her duly authorized representatives shall be responsible for collecting and organizing shareholder communications. Absent a conflict of interest, the Corporate Secretary is responsible for evaluating the materiality of each shareholder communication and determining whether further distribution is appropriate, and, if so, whether to (i) the full Board, (ii) one or more Board members and/or (iii) other individuals or entities. Additional procedures to be followed by shareholders of the Company in submitting recommendations to the Nominating Committee are attached as an Exhibit to the Committee’s Charter.

Compliance Committee

As a publicly traded corporation registered with and licensed by the Nevada Gaming Commission, the Company has a Compliance Committee which implements and administers the Company’s Compliance Plan. The Committee’s duties include investigating key employees, vendors of goods and services, sources of financing, consultants, lobbyists and others who wish to do substantial business with the Company or its subsidiaries and making recommendations to the Company’s management concerning suitability. There are currently five members of the Compliance Committee including one member of the Company’s Board of Directors (Mr. Stanton) and such others as the Nevada gaming regulators require from time to time. The Compliance Committee held thirteen (13) meetings in 2006.

Special Committee

In November 2005, the Board created a Special Committee comprised of all the independent directors with Mr. Duffy as chairman. The Board of Directors formed the Special Committee to consider a management buyout proposal and certain other strategic transactions. The Special Committee held fourteen (14) meetings in 2005 and twenty one (21) meetings in 2006 (prior to its dissolution in June 2006).

All directors attended the Company’s Annual Meeting of shareholders in July 2006.

Report of the Audit Committee

The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the financial statements of the Company. The Board of Directors, in its business judgment, has determined that all members of the Committee are “independent,” as required by applicable listing standards of Nasdaq and the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. The Committee operates pursuant to a Charter that was last amended and restated by the Board on June 1, 2004. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm is responsible for auditing the Company’s financial statements, expressing an opinion as to their conformity with generally accepted accounting principles and annually auditing Management’s assessment of the effectiveness of internal control over financial reporting (which commenced with respect to the Company’s fiscal year ending December 31, 2004). In addition, the Company’s independent registered public accounting firm will express their own opinion on the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

As part of its responsibility to monitor and oversee the Company’s internal controls over financial reporting, during fiscal year 2006, the Audit Committee received and reviewed periodic reports and updates from the Company’s Management and the Company’s independent registered public accounting firm on the progress in meeting the Company’s obligations with regard to documenting and testing its internal controls over financial reporting and remediating any issues that were identified. The Audit Committee also discussed with Management, and the Company’s independent registered public accounting firm, Management’s assessment of the effectiveness of the Company’s internal controls over financial reporting, which was included in the Company’s Annual Report on SEC Form 10-K for the fiscal year ended December 31, 2006.

In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the Company’s independent registered public accounting firm. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent registered public accounting firm that firm’s independence.

The members of the Audit Committee are not full-time employees of the Company and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Committee necessarily rely on the information provided to them by Management and the independent accountants. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s independent registered public accounting firm is in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company’s Board of Directors,

Donald J. Duffy
James V. Stanton
Richard Delatore

Audit Committee Financial Expert

The SEC recently adopted a rule requiring disclosure concerning the presence of at least one “audit committee financial expert” on audit committees. Our Board of Directors has recently determined that Mr. Duffy qualifies as an “audit committee financial expert” as defined by the SEC, and that Mr. Duffy is independent, as independence for Audit Committee members is defined pursuant to the applicable Nasdaq listing requirements.

Executive Officers; Officers

The following table sets forth information regarding the executive officers of the Company:

Name	Age	Position and Office Held
Edson R. Arneault.	60	President, Chief Executive Officer, Chairman of the Board
John W. Bittner, Jr.	53	Chief Financial Officer
Kenneth P. Zern.	42	Chief Accounting Officer
David R. Hughes	44	Executive Vice President of Strategic Operations
Steven D. Overly.	49	Vice President of Business & Legal Affairs
William H. Robinson	63	Vice President, Chief Operating Officer, Nevada Properties
Patrick J. Arneault	42	Vice President, Mountaineer and Presque Isle Downs
Richard Knight.	60	President, CEO & General Manager, Presque Isle Downs, Inc.
Dawn Clayton.	44	Executive VP of Gaming Operations, Mountaineer Park, Inc.
Rose Mary Williams	50	Secretary

Business Experience

Edson R. Arneault, 60, has been a director of the Company since January 1992 and has served as our President and Chief Executive Officer since April 26, 1995. He is also an officer and director of our subsidiaries. Mr. Arneault is also a principal in numerous ventures directly or indirectly engaged in the development, production and transportation of oil and gas. Since becoming the President of the Company and Mountaineer Park, however, Mr. Arneault has devoted virtually all his time and attention to the business of the Company. Mr. Arneault is a certified public accountant, and has served as a tax partner with Seidman and Seidman (now “BDO Seidman LLP”), a public accounting firm, in Grand Rapids, Michigan, from 1977 to 1980. Mr. Arneault was employed as a certified public accountant by Arthur Andersen in the tax department of its Cleveland office from 1972 to 1976. Mr. Arneault is a member of the Independent Producers Association of America, the Ohio Oil and Gas Association, the Michigan Oil and Gas Association and the Michigan Association of Certified Public Accountants. Mr. Arneault received his Bachelor of Science in Business Administration from Bowling Green University in 1969, his Master of Arts from Wayne State University in 1971, and his Masters in Business Administration from Cleveland State University in 1978. Mr. Arneault serves on the Board of Directors of Make a Wish Foundation of Northern West Virginia, West Virginia Independent Colleges and Universities, Inc., West Virginia Jobs Investment Trust (a gubernatorial appointment), the West Virginia Hospitality and Tourism Association and the West Virginia Business Roundtable (of which he also serves as treasurer). Mr. Arneault also serves as a member of the Advisory Board of Visitors of the Robert Morris College Hospitality and Tourism Management Program in Pittsburgh, Pennsylvania.

John W. Bittner Jr., 53, was appointed Chief Financial Officer of the Company on January 9, 2002. Prior to joining the Company, Mr. Bittner was a Partner at Ernst & Young, LLP and was with Ernst & Young, LLP from 1975 to 2000. While at Ernst & Young, LLP Mr. Bittner provided accounting, auditing and business advisory services to privately and publicly held organizations in a variety of industries. During 2001, Mr. Bittner was an accounting and financial consultant. Mr. Bittner is a CPA licensed in Pennsylvania. Mr. Bittner received his Bachelor of Science degree in Accounting from Duquesne University in 1975. Mr. Bittner is a member of the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants.

Kenneth P. Zern, 42, was appointed Chief Accounting Officer of the Company on August 1, 2006. Previously, he was the Financial Controller of Mountaineer since joining the Company in June 2004. Prior to joining the Company, Mr. Zern was Senior Director of Financial Reporting and Accounting with Interstate Hotels & Resorts, Inc., a publicly-traded, hotel management company in Pittsburgh, Pennsylvania, and was with Interstate from 1993 to 2003. From 1987 to 2003, he worked for the public accounting firm of PricwaterhouseCoopers LLP providing accounting and auditing services to privately and publicly held companies in a variety of industries. Mr. Zern received Bachelor of Science degree in Accounting from Duquesne University in 1986.

David R. Hughes, 44, joined the Company in January of 2003 as Chief Operating Officer of Mountaineer. Since January 2007, Mr. Hughes has also served as Executive Vice President of Strategic Operations of the Company. Mr. Hughes brings a 21-year operational and financial background with significant executive experience in the gaming and hospitality industries. From August 2001 to December 2002, he served as CFO of Penn National Gaming’s Charles Town Races & Slots property in Charles Town, West Virginia. From September 2000 through July 2001, he was CEO of JAB Sun Cruz Casinos’ U.S. Operations, where he was responsible for all operational aspects of the 10-property company and helped increase gaming revenues and reduce administrative costs. Prior to his employment with JAB Sun Cruz, he held various operational and financial positions with gaming companies in various U.S. locations.. He holds a Bachelor of Science Degree in Business Administration and Accounting from Stockton State College and is a Certified Public Accountant.

William H. Robinson, 63 was appointed Vice President and Chief Operating Officer of Speakeasy Gaming of Las Vegas, Inc. and Speakeasy Gaming of Fremont, Inc. in March, 2006. Mr. Robinson served as Vice President (and Senior Vice President) of Casino Operations and Table Games at Tropicana Resort and Casino in Las Vegas from Janaury 2002 to March 2006 and at Sun International with prime responsibility for supervising the surveillance and internal control areas of the Atlantis Resort and Casino in the Bahamas, and the Resorts International Resort in Atlantic City, from March 1999 to November 2000. Mr. Robinson also served as President of Louisiana’s land-based Gaming Control Board from 1993 to 1994. He holds Bachelor of Science degrees from Marshall University (Journalism, 1969) and the University of Las Vegas (Accounting, 1976) and a Juris Doctor degree from the University of San Diego Law School (1989).

Patrick J. Arneault, 42, joined Mountaineer Park, Inc. in February 2000. He serves as Vice President of Development of Mountaineer and Presque Isle Downs. Previously, he concentrated on facility maintenance and construction project management. He received a BBA in finance and a minor in Military History from Kent State University in 1989. Mr. Arneault served in the United States Army from 1987 to 1997, as a Platoon Leader 24thInfantry Division and as a Battery Commander 11th ADA Brigade. His final assignment was as a Systems Integrator, U.S. Army, Washington D.C. Mr. Arneault is also a member of the Ohio Oil and Gas Association and the Hancock County West Virginia Rotary. Patrick Arneault is the brother of Edson R. Arneault, our President, Chief Executive Officer and Chairman of the Board.

Richard Knight, 60 was appointed President and Chief Executive Officer of Presque Isle Downs, Inc., in October 2006. Mr. Knight was a self-employed professional trader of stocks, bonds and futures from 1998 to 2006. Mr. Knight was President and CEO at the Sands Hotel and Casino in Atlantic City, New Jersey from 1997 to 1998 and held Executive Vice President and COO positions with Hollywood Casino Corporation in Aurora, Illinois, Tunica, Mississippi and Dallas, Texas from 1992 to 1998. He also held Senior Vice President, COO and Controller positions with Bally Manufacturing Corporation in Atlantic City and Chicago from 1979 to 1992. Mr. Knight received Bachelor of Science degrees in Hotel Administration from the University of Nevada, Las Vegas (1974), and in Business Administration from the University of Arkansas (1970).

Dawn Clayton, 44 was appointed Vice President of Gaming Operations at Mountaineer Park in January 2007. Ms. Clayton was employed by the Tropicana Casino and Resort in Atlantic City from 2000 to 2007 as Executive Vice President of Casino Gaming Operations and from 1998 to 2000 as Casino Manager-Assistant Vice President. She received an Associate in Arts Degree in Psychology from Atlantic Cape Community College (2001) and a Bachelor of Arts Degree in Psychology from Richard Stockton College of New Jersey (2003).

Steven D. Overly, 49 was appointed Vice President-Business and Legal Affairs of the Company in January 2007. Mr. Overly served as Vice President and General Counsel of American Casino & Entertainment Properties, LLC in Las Vegas from 2005 to 2007. He served as the President, CEO and Secretary (from 2000 to 2005) and as the Senior Vice President, General Counsel and Secretary (from 1998 to 2000) of International Wireless Communications Holdings Corp., Morgan Hill, California, which is engaged in the telecommunications industry. Mr. Overly also served, in 2004, as Vice President, Chief Financial Officer, General Counsel and Secretary of NUI Corporation of Bedminster, New Jersey, a company engaged in the utilities industry. He also served as Senior Vice President, Chief Financial Officer, General Counsel and Secretary (from 2001 to 2003) and Senior Vice President, Human Resources, General Counsel and Secretary (from 2000 to 2001) of Cirrus Logic, Inc. of Austin, Texas, a company engaged in the semiconductor industry. Mr. Overly received a Bachelor of Arts Degree in Political Science from Gettysburg College (1979), a Master of Public Administration Degree from Pennsylvania State University (1982), a J.D. Degree from Stetson University College of Law (1982) and a Master of Laws in International and Comparative Law from Georgetown University Law Center (1984).

Rose Mary Williams, 50, was appointed to the position of Secretary of the Company in January 1998 and Director of Racing of the Company in January 1997. She has been employed at Mountaineer since 1977, when she began working in the Mutuel Department. In 1980, she accepted the position of Statistician in the computer room. When Mountaineer began receiving simulcast signals from other racetracks in 1991, she was appointed to Simulcast Coordinator. She then began serving as Mutuel Manager in 1995. Ms. Williams is a member of Turf Publicists of America.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct for all our employees, including our principal executive officer, principal financial officer and principal accounting officer, and all of our directors and consultants. The Code of Ethics and Business Conduct (which was amended in April 2007) can be found at our internet website at www.mtrgaming.com under “Investor Relations—Corporate Governance”.

Our website and information contained on it or incorporated in it are not intended to be incorporated in this Annual Report on Form 10-K or our other filings with the SEC.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 26, 2007, the ownership of the presently issued and outstanding shares of our common stock by persons owning more than 5% of such stock, and the ownership of such stock by our officers and directors, individually and as a group. As of April 26, 2007, there were 27,545,560 shares of common stock outstanding. Unless otherwise indicated, the address for each of the stockholders listed below is c/o MTR Gaming Group, Inc., State Route 2 South, P.O. Box 356, Chester, WV 26034.
Name	Number of Shares	Percentage of Class
Edson R. Arneault(1)	2,172,808	7.80%
Robert A. Blatt(2)	943,900	3.41%
James V. Stanton(3)	66,900	*
Donald J. Duffy(4)	25,000	*
LC Greenwood(5)	0	*
Richard Delatore(6)	0	*
Patrick J. Arneault(7)	60,213	*
Rose Mary Williams(8)	100,000	*
John W. Bittner, Jr.(9)	75,000	*
Kenneth Zern	0	*
Richard Knight(10)	10,000	*
Steven D. Overly(11)	10,000	*
Dawn Clayton(12)	0	*
David R. Hughes	0	*
William H. Robinson	0	*
Total officers and directors as a group (15 persons)	3,463,821	12.24%
Litespeed Management LLC, Litespeed Master Fund, Ltd. and Jamie Zimmerman(13)	1,467,000	5.33%
The Richard E. Jacobs Revocable Trust, Jacobs Entertainment, Inc., Gameco Holdings, Inc. and Jeffrey P. Jacobs(14) .	3,576,543	12.98%

*	Indicates less than one percent.

(1)
Includes 1,654,266 shares and options to acquire beneficial ownership of 300,000 shares within 60 days held by Mr. Arneault. Also includes 199,333 shares held by a corporation of which Mr. Arneault is the sole shareholder and 19,209 shares held by a partnership of which Mr. Arneault is a general partner.

(2)
Includes 790,900 shares held by Mr. Blatt, 3,000 shares held by Mr. Blatt’s wife, and options to acquire beneficial ownership of 150,000 shares exercisable within 60 days held by Mr. Blatt. Mr. Blatt’s mailing address is c/o The CRC Group, Larchmont Plaza, 1890 Palmer Avenue, Suite 303, Larchmont, NY 10538.

(3)	Includes 66,900 shares held by Mr. Stanton. Mr. Stanton’s mailing address is 815 Connecticut Avenue, NW, Suite 620, Washington, DC 20006.

(4)
Mr. Duffy’s business mailing address is c/o Integrated Corporate Relations, 450 Post Road East, Westport, CT 06880. Includes no shares and includes options to acquire beneficial ownership of 25,000 shares exercisable within 60 days held by Mr. Duffy.

(5)	Mr. Greenwood’s business mailing address c/o Greenwood McDonald Supply Company, Inc., 313 West Main Street, Carnegie, PA 15106.

(6)	Mr. Delatore’s mailing address is c/o the Company at State Route 2 South, P.O. Box 356, Chester, West Virginia 26034.

(7)	Includes 213 shares held by Mr. Arneault’s minor children and options to acquire ownership of 60,000 shares within 60 days held by Mr. Arneault.

(8)	Includes no shares and includes options to acquire beneficial ownership of 100,000 shares within 60 days held by Ms. Williams.

(9)	Includes no shares and includes options to acquire beneficial ownership of 75,000 shares within 60 days held by Mr. Bittner.

(10)
Excludes options to purchase beneficial ownership of 40,000 shares upon a date in excess of 60 days from the date of this statement except that such option shall be exercisable immediately upon a change of control of the Company.

(11)
Includes options to acquire beneficial ownership of 10,000 shares exercisable within 60 days and excludes options to purchase beneficial ownership of 30,000 shares upon a date in excess of 60 days from the date of this statement except that such option shall be exercisable immediately upon a change of control of the Company.

(12)
Excludes options to purchase beneficial ownership of 30,000 shares upon a date in excess of 60 days from the date of this statement except that such option shall be exercisable immediately upon a change of control of the Company.

(13)
Litespeed Management LLC and Jamie Zimmerman are located at 237 Park Avenue, Suite 900, New York, New York 10017. The address of Litespeed Master Fund, Ltd. is c/o BNY Alternative Investment Services Ltd., 18 Church Street, Skandia House, Hamilton HM11, Bermuda. Information based solely on filings made by Litespeed Management LLC, Litespeed Master Fund, Ltd. and Jamie Zimmerman with the SEC.

(14)
Jacobs Entertainment, Inc and Gameco Holdings, Inc. are located at 17301 West Colfax Avenue, Suite 250, Golden, Colorado 80401. The address of the Richard E. Jacobs Revocable Trust (and Richard E. Jacobs, the trustee of the trust) is 25425 Center Ridge Road, Cleveland, Ohio 41445, and the address of Jeffrey P. Jacobs is Golden Bear Plaza East Tower, Suite 600, 1170 U.S. Highway One, North Palm Beach, Florida 33408. Information based solely on filings made by Jacobs Entertainment, Inc. Gameco Holdings, Inc., the Richard E. Jacobs Revocable Trust and Jeffrey P. Jacobs with the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the provisions of Section 16(a) of the Exchange Act, the Company’s executive officers, directors and 10% beneficial stockholders are required to file reports of their transactions in the Company’s securities with the Commission. Based solely on a review of the Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that as of April 26, 2007, all of its executive officers, directors and greater than 10% beneficial stockholders complied with all filing requirements applicable to them during 2006.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis describes the material elements of compensation for the Company’s executive officers named in the “Summary Compensation Table”. Our Compensation Committee is primarily responsible for ensuring, on behalf of the Board of Directors, that the compensation and benefit programs of the Company are fair and appropriate to attract, retain and motivate our employees, including our named executive officers.

Composition of the Compensation Committee

The members of the Company’s Compensation Committee are Donald Duffy (Chairman) and LC Greenwood.

The Compensation Committee’s Responsibilities

The Compensation Committee is responsible for, among other things:

•
reviewing annually and approving the Company’s compensation and benefits philosophy and strategy to ensure that our employees are treated equitably and rewarded appropriately for their contributions to the Company’s growth and profitability;

•	ensuring that our executive compensation strategy supports the Company’s objectives and stockholder interests;

•	reviewing the Company’s compensation and benefit programs and policies, including design, administration, participation and compliance;

•	reviewing and approving company-wide annual and long-term cash or equity incentive compensation plans and ensuring they are administered in a manner consistent with our compensation strategy;

•	reviewing and approving corporate goals and objectives for our Chief Executive Officer and other executive officers’ compensation, including annual and long-term performance objectives;

•
reviewing annually and determining total compensation for our Chief Executive Officer and evaluating his performance in light of established goals and objectives established as part of the budgeting process; and

•
reviewing with our Chief Executive Officer his recommendations with respect to the individual elements of total compensation for our executive officers and key management other than our Chief Executive Officer, and determining such compensation or recommending such compensation to the Board for determination.

The Compensation Committee regularly reviews the Company’s executive compensation and benefits policies and practices and monitors applicable new rules and evolving best practices. The Compensation Committee has in the past retained an outside compensation consultant, Cruzen and Associates, to: (1) assist with the development of peer group companies for comparison of executive compensation, (2) conduct benchmarking of executive officer compensation, and (3) advise on executive compensation. During 2006, the Compensation Committee met one time.

At the end of each fiscal year, the Compensation Committee reviews and makes decisions on the elements and amount of compensation for our named executive officers. Effective with the 2007 fiscal year, the Compensation Committee changed Mr. Arneault’s compensation and incentives to better align incentives with the Company’s strategic goals including financial goals, development progress and stockholder returns.

The Company’s Compensation Principles

The Company’s compensation decisions for our named executive officers, which are approved by the Compensation Committee, are based on the following core principles:

•	Executive officer goals should be linked with stockholder interests. The Company’s compensation policies are designed to align the interests of our executive officers with those of our stockholders.

•
Pay should be performance-based. We provide a total compensation program consisting of fixed and variable pay, with an emphasis on variable pay to reward short- and long-term performance versus pre-established goals and objectives.

•
Compensation opportunities must be competitive to attract and retain talented employees. We operate in a highly competitive business for executive talent. In addition, expansion of gaming in jurisdictions adjacent to our gaming facilities can cause increasing competition for executive talent. Each year, the Compensation Committee assesses the competitiveness of total compensation levels for executives to enable us to successfully attract and retain executive talent.

Peer Groups

In the past, the Compensation Committee established peer groups to assist the Compensation Committee in assessing the competitiveness of the Company’s compensation practices for its executive officers. The Compensation Committee considered a number of different potential peer groups from which it selected what it believes is the most relevant peer group for the Company. In selecting the peer groups, the Compensation Committee considers companies representative of the types of organizations from which the Company recruits, and to which the Company loses, executive talent.

On an annual basis, the Compensation Committee intends to evaluate and, if appropriate, modify the peer group to ensure that it remains representative of the Company’s peers based on factors that the Compensation Committee deems appropriate.

Program Elements

The elements of our executive compensation program consist of base salary, annual incentive and long-term incentive compensation. The Company’s philosophy generally, and purpose, is to target compensation levels that are competitive with  the peer group for the named executive officers, as described above. While the Compensation Committee reviews the compensation paid to executive officers at the peer groups, the Compensation Committee also considers other factors, including the experience and performance of each named executive officer as well as the competitive environment for executive talent.

The Compensation Committee makes decisions on executive compensation from a total direct compensation perspective, which generally includes base salary, annual incentive and long-term incentive compensation. In assessing and determining compensation for our named executive officers, the Compensation Committee examines competitive data for each of the various compensation elements and makes decisions after considering each individual element and its effect on total compensation.

Base Salary. Base salaries for named executive officers are generally established so compensation remains competitive with the peer group and addresses issues that may arise from a more competitive market for executive talent. The Compensation Committee determines base salaries using competitive market data to reflect the contribution of the individual in the management hierarchy. All salaried employees are eligible for annual merit increases based primarily on performance of their job responsibilities and their position relative to the job market. Base salaries are generally held constant for senior level executives once market competitive levels have been achieved, subject to competitive factors and/or changing job responsibilities.

Annual Incentive. We provide our named executive officers with an opportunity to earn cash incentive awards for the attainment of performance measures during a fiscal year.

Long-Term Incentive. The long-term incentive compensation that the Compensation Committee generally employs is the granting of stock option awards. The purpose of granting such awards is to provide compensation that provides value to executives and other employees when value is also created for the stockholders. The long-term incentive compensation is intended to motivate executives and other employees to make stronger business decisions, improve financial performance, focus on both short-term and long-term objectives and encourage behavior that protects and enhances the long-term interests of our stockholders. In some instances, awards have a time-based vesting schedule with a certain percentage of shares vesting over a period of time established by the Committee. The awards are generally granted annually. This is viewed as a substantial portion of the total compensation package for executives and other employees, at this time, and is currently an important retention tool.

Year-end Process

Compensation decisions for the named executive officers for the current year are generally discussed in the fourth quarter of the prior year and approved in the first quarter of the current year, when earnings for the prior year have been determined and the related fiscal year-end financial statements have been audited.

In connection with annual compensation decisions, Mr. Arneault presents compensation recommendations for the named executive officers, other than himself, to the Compensation Committee for its review and discussion. Mr. Arneault also provides a summary of individual and company performance, and an assessment of each executive officer’s potential and core competencies. When the discussion relates to Mr. Arneault’s performance and compensation, Mr. Arneault is excused from the meeting. The Compensation Committee then makes compensation determinations for named executive officers pending a satisfactory outcome of the year-end financial statement audit.

Other Compensation

The other elements of compensation include perquisites and other personal benefits, deferred compensation and other benefits.

Perquisites and Other Personal Benefits. For 2006, perquisite allowances were approved for each of the named executive officers. The Compensation Committee periodically reviews the level of perquisites and other personal benefits provided to our named executive officers.

Deferred Compensation. The Company has entered into deferred compensation agreements with Messrs. Arneault and Blatt, which provide for certain benefits upon retirement. The Company currently funds these obligations through the purchase of “split dollar” life insurance policies.

CEO Compensation and Performance

Mr. Arneault’s fiscal year 2006 compensation consisted of base salary, an annual incentive award and a long-term deferred compensation award. Mr. Arneault’s 2006 compensation was determined based on several factors as stipulated by Mr. Arneault’s employment agreement (described elsewhere in this proxy statement).

Mr. Arneault’s fiscal year 2007 compensation consists of base salary, bi-annual incentive awards and an annual performance bonus. Mr. Arneault’s total 2007 compensation will be determined based on several factors as stipulated by Mr. Arneault’s employment agreement (described elsewhere in this proxy statement).

Stock Option Grant Practices

The Compensation Committee has adopted a policy with respect to equity awards that contains procedures to prevent stock option backdating or other timing issues. Under the policy, the Compensation Committee has exclusive authority to grant equity awards to our named executive officers and other employees. The policy also provides that annual equity grants to employees will be made on the start date of employment. Grants of equity awards to new employees or to reflect promotions or other special events may be made during other times in the year. If an employee joins the Company and has been offered stock-based awards as part of his compensation, approval from the Compensation Committee will be sought at the next regularly scheduled Compensation Committee meeting and the exercise price of any stock options will be the closing price of our Common Stock on the Nasdaq on the date of the Compensation Committee’s approval of the award, unless the Company is in a company-imposed black-out period under its insider trading policy. Under the Company’s insider trading policy, named executive officers, other employees with access to material non-public information about the Company and directors are prohibited from engaging in transactions in the Company’s securities during black out periods, and the Compensation Committee’s policy with respect to option grants that occur on dates is consistent with the Company’s insider trading policy.

Tax Implications

Deductibility of Executive Compensation. As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which requires that public companies meet specific criteria in order to deduct, for federal income tax purposes, compensation over $1,000,000 paid to the Chief Executive Officer and the next four highest compensated executive officers. The Compensation Committee believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executive talent needed for the Company’s success. Consequently, as it did in 2006, in any year the Compensation Committee may authorize compensation in excess of $1,000,000 that is not performance-based under Section 162(m). The Compensation Committee recognizes that the loss of a tax deduction may be unavoidable in these circumstances.

Compensation Committee Report

The Compensation Committee has:

(1)	reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with Company management; and

(2)
based on the reviews and discussions referred to in paragraph (1) above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement relating to the 2007 Annual Meeting of Stockholders.

THE COMPENSATION COMMITTEE

Donald J. Duffy, Chair

LC Greenwood

Summary Compensation Table

The following table sets forth information regarding compensation for the fiscal year ended December 31, 2006, awarded to, earned by or paid to the Company’s principal executive officer, principal financial officer and other named executive officers (together, the “Named Officers”).

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All other compensation ($)		Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)
Edson R. Arneault Chairman, President and Chief Executive Officer - MTR Gaming Group, Inc.	2006	957,206	100,000			1,554,271(1)		524,193	(2)	3,135,670
Robert A. Blatt Vice President	2006	239,203						48,000	(3)	287,203	(4)
John W. Bittner, Jr. Chief Financial Officer	2006	241,000						18,224	(5)	259,224
David R. Hughes Executive Vice President of Strategic Operations	2006	335,225						8,846	(6)	344,071
Patrick Arneault Vice President - Mountaineer Park, Inc. and Presque Isle Downs, Inc.	2006	246,000						8,846	(7)	254,846

(1)
Includes $378,146 short term and $1,176,125 long-term bonus earned but not paid in 2006. Amounts relating to the short-term performance bonus are deferred and deposited into a “Rabbi Trust”. During 2006 the Rabbi Trust had earnings of $65,963. The long-term bonus is accrued and is payable after the end of the six-year contract term . This contract ended at December 31, 2006 and such accrued amounts aggregating $7,600,549 will be paid into the Rabbi Trust in 2007.

(2)
All other compensation for Edson R. Arneault includes $84,568 of annual insurance premiums, which are treated as compensation, $175,826 for use of Company owned housing, $239,301 payment of vacation earned but not taken in prior periods, $2,400 estimated contribution and other allocations to defined contribution plan, $6,000 for auto allowance, $8,995 for use of an automobile, $644 for life insurance premiums treated as a benefit and $6,459 for club memberships.

(3)	All other compensation for Robert A. Blatt includes $48,000 for office expense.

(4)	Total compensation for Robert A. Blatt includes $35,008 earned but not paid in 2006.

(5)
All other compensation for John W. Bittner, Jr. includes $6,000 for auto allowance, $8,500 payment of vacation earned but not taken in prior period, $2,400 estimated contribution and other allocations to defined contribution plan, $524 for life insurance premiums and $800 for club membership.

(6)	All other compensation for David R. Hughes includes $6,000 for auto allowance, $2,400 estimated contribution and other allocations to defined contribution plan and $446 for life insurance premiums.

(7)
All other compensation for Patrick J. Arneault includes $6,000 for auto allowance, $2,400 estimated contribution and other allocations to defined benefit contribution plan and $446 for life insurance premiums.

Grant of Plan Based Awards Table

		Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards
Name	Grant date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
N/A

Narrative Disclosure to Summary Compensation Table and Grants of Plan-based Awards Table

On September 28, 2001, the Company entered into a five-year employment agreement with its President and Chief Executive Officer, Edson R. Arneault. The employment agreement, effective as of January 1, 2001, provided for, among other things, an annual base salary of $750,000 (subject to annual cost of living increase of 5%), semiannual cash awards, an annual performance bonus tied to EBITDA growth, and a long-term incentive bonus, subject to a cap, payable at the end of the five-year term based upon growth compared to fiscal year 2000 in a variety of objective measurements, including earnings per share, the market price of the Company’s common stock, EBITDA and gross revenue. Other factors affecting the long-term bonus were acquisitions of other racetracks and parimutuel facilities, acquisition of gaming operations that generate positive EBITDA in the Company’s first full year of operation, and successful legislative initiatives.

The agreement was amended on December 22, 2004 to provide for a one year extension as President and CEO and three additional years as Chairman. The Compensation during the three additional years as Chairman was based upon 25% of the average of the corresponding amounts paid during the last three years as President and CEO.

The agreement also provided that Mr. Arneault shall be entitled, at the Company’s expense, to lease living and/or office quarters for himself and the Company in any state or jurisdiction in which the Company is currently doing business or commences substantial business operations. The expense incurred for living and/or office quarters was to be reasonable and paid directly by the Company, or at Mr. Arneault’s election, reimbursed by the Company.

As discussed in further detail in the Employee Agreements section that follows, the Company entered into a new contract with Mr. Arneault on October 18, 2006 that became effective on January 1, 2007.

In October 2004, we entered into an employment agreement with Robert A. Blatt. The agreement (which expired in October 2006) was for a term of two years, called for an annual base salary of $225,000 (subject to automatic annual cost of living increases of 5%) and entitled Mr. Blatt to a cash bonus of up to 50% of the base salary, in the discretion of the Compensation Committee. The employment agreement also entitled Robert A. Blatt to participate in our various benefit plans for health insurance, life insurance and the like and reimbursement at the rate of $4,000 per month towards office expense

We also have deferred compensation agreements with Messrs. Arneault and Blatt, which provide for certain benefits upon retirement. We currently fund these obligations through the purchase of “split dollar” life insurance policies.

The Company did not enter into any employment agreements with any of the other Named Executive Officers during 2006.

Outstanding Equity Awards at Fiscal Year-end Table

The following table sets forth information concerning outstanding equity awards for each Named Officer as of December 31, 2006.

	Option awards						Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)		Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)	(j)
Edson R. Arneault	300,000				$2.50	3/13/2010
Robert A. Blatt	150,000				$2.50	3/13/2010
John W Bittner, Jr.	25,000 25,000 25,000			$ $ $	15.00 8.00 11.30	12/2/2012 5/13/2013 4/13/2015
David R. Hughes
Patrick Arneault	30,000 30,000			$ $	8.00 11.30	5/13/2013 4/13/2015

Option Exercises and Stock Vested Table

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
(a)	(b)	(c)	(d)	(e)
N/A

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2006, with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	635,000	4.79	295,000
Equity compensation plans not approved by security holders	514,534	8.82	35,000
Total	1,149,534		330,000

The Company’s equity compensation plans that were not approved by security holders (as no such approval was required) consist of (i) grants of NQSOs as inducement for initial employment by the Company or its subsidiaries; (ii) grants of NQSOs to non-executive employees; and (iii) NQSOs granted under our 2001 Employee Stock Incentive Plan or available for grant under our 2002 Employee Stock Incentive Plan, both of which are “broad-based plans” as defined by the Nasdaq Market Place Rules (i.e., ones in which not more than half of the options/shares may be awarded to officers and directors). In the case of all such plans, the exercise price of options must be not less than fair market value of the common stock on the date of grant. Options granted under the plans may be for terms of up to ten years. The 2001 and 2002 Employee Stock Incentive Plans are to be administered by the board or a committee of the board consisting of not fewer than two non-employee directors. Repricing under the 2001 plan is limited to 10% of the number of options then outstanding thereunder; repricing under the 2002 plan is prohibited.

Pension Benefits

Name	Plan name	Number of years credited service (#)	Present value of accumulated benefit ($)	Payments during last fiscal year ($)
(a)	(b)	(c)	(d)	(e)
N/A

Nonqualified Defined Contribution and other Nonqualified Deferred Compensation Grants

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)	Aggregate withdrawals/distributions ($)	Aggregate balance at last FYE ($)
(a)	(b)	(c)	(d)	(e)	(f)
Edson R. Arneault		150,000	19,943		1,187,718
Robert A. Blatt		37,499	729		265,595

We have entered into deferred compensation agreements dated in 1999 with Edson R. Arneault and Robert A. Blatt whereby the Company purchased life insurance policies on the lives of Messrs. Arneault and Blatt. The owner of the policies is the Company. Messrs. Arneault and Blatt will be entitled, after the Company recoups the aggregate premiums paid, to an annual benefit, as defined, upon retirement, death or termination from the cash value of the insurance policies. On October 19, 2006, we also entered into an amendment to the 1999 deferred compensation agreement with Edson R. Arneault. The amendment provides that if Edson R. Arneault’s employment is terminated other than for cause, or if the employment agreement expires, we will pay the premiums for insurance policies underlying the deferred compensation agreement until Edson R. Arneault reaches the age of sixty-five (65).

Director Compensation

The Company’s non-employee directors receive an annual stipend of $24,000 and a per meeting fee of $1,500 (except that Mr. Duffy, in his capacity as Chairman of the Special Committee of the Board of Directors, received $2,000 per meeting of the Special Committee). James V. Stanton also receives $1,500 per meeting as the Board of Director’s representative on the Company’s Compliance Committee. Directors who are employees of the Company do not receive compensation for attendance at Board meetings. All board members are reimbursed for expenses they incur in attending meetings.

The following table set forth the compensation of the Company’s non-employee directors for services rendered in 2006. Directors who are also employees of the Company do not receive compensation (other than their compensation as employees of the Company) for their services on the Board of Directors.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($) (1)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
James V. Stanton	130,500						130,500
Donald J. Duffy	130,500						130,500
LC Greenwood	85,500						85,500
Richard Delatore	100,500						100,500

(1) Although there were no stock option awards to members of the Board of Directors during 2006, the non-employee directors have the following stock option awards outstanding as of December 31, 2006:

Director	Outstanding Option Awards(#) (1)
James V. Stanton(2)	25,000
Donald J. Duffy	25,000

(1) The stock option awards are fully vested, have an exercise price of $8.00 and expire on May 13, 2008.

(2) Mr. Stanton exercised his remaining option to purchase 25,000 shares of the Company’s common stock in January 2007.

Employment Agreements; Potential Payments Upon Termination or Change in Control.

Employment Agreements

Pursuant to an October 18, 2006 employment agreement, Edson R. Arneault serves as President and Chief Executive Officer until December 31, 2008. The employment agreement provides for, among other things, an annual base salary of $1,140,000, a semi-annual bonus of $50,000, and is eligible to receive an annual performance bonus equivalent to a minimum of 75% of his annual base salary up to 200% of such salary. The Company’s Compensation Committee will make its recommendation regarding the amount of Mr. Arneault’s annual bonus to the Company’s Board of Directors based on its determination as to the achievement of budgets and performance criteria established by the Compensation Committee and approval by the Board during the first quarter of the applicable fiscal period. Performance criteria may include, without limitation (i) actual EBITDA compared to budgeted EBITDA; (ii) actual E.P.S. compared to budgeted E.P.S.; (iii) stock price performance; (iv) revenue performance; (v) planned expansion as budgeted; (vi) budgeted acquisition(s) of a gaming or racing asset(s); (vii) passage of legislation that benefits the Company’s gaming or racing assets; (viii) return on equity; and (ix) such other criteria recommended by the Compensation Committee and approved by our Board of Directors. The Compensation Committee may recommend a higher annual bonus to the Company’s Board of Directors based upon its determination that a higher bonus is appropriate based upon exceptional performance.

In 2001, pursuant to a prior employment agreement, the Company purchased living quarters in West Virginia for use by Mr. Arneault (the Company does not currently own or lease a residence for Mr. Arneault in any other state). The agreement provides for the non-exclusive option, until September 1, 2008, for Mr. Arneault to purchase the current residence and certain surrounding acreage owned by the Company at the higher of (a) the book value reflected on the current financial statements and records of the Company at the time of Mr. Arneault’s notice of intended purchase to the Company pursuant to the agreement, or (b) the fair market value of such property (as determined by independent appraisal). The agreement also provides the non-exclusive option, exercisable until September 1, 2008, for Mr. Arneault to purchase the furnishings in his corporate residence for a price equal to the then - depreciated book value.

Pursuant to a January 1, 2001 employment agreement, as amended in December of 2004 and May of 2005, Edson R. Arneault served as our President and Chief Executive Officer until December 31, 2006. Mr. Arneault’s current employment agreement is described below. The employment agreement that was in effect until December 31, 2006 provided for, among other things, an annual base salary of $750,000 (subject to automatic annual cost of living increases of 5%), semi-annual cash awards and an annual performance bonus tied to EBITDA growth.

Mr. Arneault’s prior employment agreement also provided for a long-term incentive bonus, subject to a cap, payable after the six-year term as President and Chief Executive Officer based upon growth compared to year 2000 in a variety of objective measurements, including earnings per share, the market price of our common stock, EBITDA and gross revenues. Other factors that affected Mr. Arneault’s long-term bonus were acquisitions of other racetracks and parimutuel facilities, acquisitions of gaming venues that generated positive EBITDA in their first full year of operation, and successful legislative initiatives. A second amendment of the employment agreement in May of 2005 adjusted certain payment dates to assure compliance with Section 409A of the Internal Revenue Code, as amended.

The agreement provided that if Mr. Arneault’s period of employment and period as Chairman was to be terminated by reason of death or physical or mental incapacity, the Company would continue to pay Mr. Arneault or his estate the compensation otherwise payable to him for a period of two years. If Mr. Arneault’s period of employment and period as Chairman was to be terminated for a reason other than death or physical or mental incapacity or for cause, the Company would continue to pay Mr. Arneault the compensation that otherwise would have been due him for the remaining period of the amended agreement.

In the event that the termination of Mr. Arneault’s period of employment had occurred after a change of control of the Company, as defined, and (i) the termination was not for cause or by reason of the death or physical or mental disability of Mr. Arneault or (ii) Mr. Arneault terminated his employment for good reason, as defined in the agreement, then Mr. Arneault was to have the right to receive within thirty days of the termination, a sum that is three times his annual base salary and payment by us of the next five annual premium payments for the insurance policy called for by the deferred compensation plan described below.

In October 2004, we entered into an employment agreement with Robert A. Blatt. The agreement was for a term of two years, called for an annual base salary of $225,000 (subject to automatic annual cost of living increases of 5%) and entitled Mr. Blatt to a cash bonus of up to 50% of the base salary, in the discretion of the Compensation Committee. Mr. Blatt’s employment agreement expired in October 2006, at which point he became an employee at will. The employment agreement also entitled Mr. Blatt to participate in our various benefit plans for health insurance, life insurance and the like and reimbursement at the rate of $4,000 per month towards office expense. In the event Mr. Blatt terminated the employment agreement for good reason, as defined, or we terminated the agreement other than for cause, he was to be entitled to the compensation otherwise payable to him under the employment agreement. In the event employment would have been terminated due to death or physical or mental disability Mr. Blatt or his estate would have been entitled to the entire compensation otherwise payable to him for the longer of the remaining term of the agreement or eighteen months. In the event Mr. Blatt’s employment would have been terminated in connection with a change in control of the Company, Mr. Blatt would have been entitled to a cash severance payment equal to 1.5 times his annual base salary and payment by us of the next two annual premium payments for the insurance policy called for by the deferred compensation plan described below.

In April 2007, we entered into a two-year Employment Agreement with Patrick J. Arneault, Jr. (commencing as of January 1, 2007 and ending on January 1, 2009), as Executive Vice President of Development of the Company. The Agreement calls for an annual base salary of $351,979 per year with an automatic 5% cost of living increase on the first anniversary of the Agreement and is subject to periodic increase by the Company’s Compensation Committee in its sole discretion. Patrick Arneault is also entitled to periodic cash bonuses in the Compensation Committee’s sole discretion. The Agreement also provides for a grant of an option to purchase 20,000 shares of the Company’s Common Stock, subject to approval of the Company’s Compensation Committee and the terms of an option agreement to be executed by the Company and Patrick Arneault, at the Nasdaq official close price of a share of the Company’s stock on the grant date. Such option will vest on January 1, 2009, provided that (i) the Agreement shall not have been terminated (a) due to a finding by state regulatory authorities that Patrick Arneault is unsuitable to be the Company’s Executive Vice President of Development, (b) for cause (as defined in the Agreement), or (c) the death or continuing disability of Patrick Arneault, and (ii) that Patrick Arneault shall not have resigned his employment. The Agreement also provides for the grant of an option to purchase an additional 20,000 shares of the Company’s Common Stock, in the event the Company’s shareholders approve the Company’s 2007 Stock Incentive Plan at the Company’s upcoming annual meeting, subject to the terms of an option agreement to be executed by the Company and Patrick Arneault, provided that the Agreement shall not have been terminated. This option will be subject to the same vesting, termination and pricing provisions described above and would be granted on a date chosen by the Company. The Agreement also entitles Patrick Arneault to a car allowance as well as to participate in our various employee benefit plans.

We also have deferred compensation agreements with Messrs. Edson Arneault and Blatt, which provide for certain benefits upon retirement. We currently fund these obligations through the purchase of “split dollar” life insurance policies.

Potential Payments Upon Termination or Change in Control

Edson Arneault’s employment agreement provides that if his period of employment is terminated for a reason other than death or physical or mental disability or for cause, the Company will continue to pay Edson Arneault, or his estate, the compensation that otherwise would have been due him for the remaining period of employment. If Edson Arneault’s period of employment is terminated because of death or mental disability, the Company will continue to pay Edson Arneault, or his estate, compensation consisting of his base salary for two years. If Edson Arneault’s period of employment is terminated for cause, the Company will have no further obligation to pay Edson Arneault, other than compensation unpaid at the date of termination.

In the event that the termination of Edson Arneault’s period of employment occurs after there has been a change of control of the Company, as defined in his employment agreement, and (i) the termination is not for cause or by reason of physical or mental disability of Edson Arneault or (ii) Edson Arneault terminates his employment for good reason, as defined in the agreement, then Edson Arneault will have the right (in addition to paying the obligations accrued under the agreement) to receive within thirty days of the termination, a sum that is three times his annual base salary provided, however, that the amount of such severance payment shall be capped to the extent necessary to avoid an excess parachute payment that would trigger an excise tax.

Patrick Arneault’s employment under his Employment Agreement may be terminated by the Company at any time within 90 days after the date of the Agreement at the Company’s sole discretion. In the event Patrick Arneault’s employment is terminated by the Company other than for cause or disability, or in the event he is terminated in connection with a change of control of the Company, as defined in the Agreement, he will be entitled to the compensation otherwise payable to him for the remainder of his period of employment under the Agreement.

Potential Payments Upon Termination or Change in Control Table

The following table describes and quantifies certain compensation that would become payable under existing agreements, plans and arrangements, with Named Officers, if employment was terminated on December 31, 2006, given compensation levels as of such date and, if applicable, based on the Company’s closing stock price on that date.

Name	Compensation Components		Voluntary		Involuntary With Cause	Involuntary Without Cause		Retirement	Death	Disability	Change in Control		Change in Control with Termination
Edson R. Arneault	Salary/Bonus		$—		$—	$4,190,000	(1)		$2,280,000	$2,280,000	$—		$3,420,000	(2)
	Other Benefits					900,000	(3)
	Options	(4)	2,916,000	(6)		2,916,000		2,916,000	2,916,000	2,916,000		(7)	2,916,000
		(5)

Robert A. Blatt	Options	(4)	1,458,000	(6)		1,458,000		1,458,000	1,458,000	1,458,000		(7)	1,458,000
		(5)

John W. Bittner, Jr.	Options	(4)	23,000	(6)		23,000		23,000	23,000	23,000		(7)	23,000
		(5)

	Options	(4)										(7)

Patrick Arneault	Options	(4)	154,200	(6)		154,200		154,200	154,200	154,200		(7)	154,200
		(5)

(1)	Amount represents the base salary, semi-annual bonus and 75% minimum annual bonus payable for the two year period of employment.

(2)	Amount represents the product of the base salary times a multiple of three.

(3)
On October 19, 2006, the Company entered into an amendment to the 1999 deferred compensation agreement with Edson Arneault. The amendment provides that if Edson Arneault’s employment is terminated other than for cause, or if the employment agreement expires, we will pay the premiums for insurance policies underlying the deferred compensation agreement until Edson Arneault reaches the age of sixty-five (65).

(4)	Represents in-the-money value of options to purchase common stock based on the closing market price of the Company’s common stock on December 29, 2006 of $12.22.

(5)
If an option award holder’s relationship with the Company is terminated (other than as a result of his death or disability), the award holder may exercise the options granted to him, to the extent exercisable on the date of such termination, at any time within three months after termination, but not thereafter and in no event after the date the award would otherwise have expired. However, if such relationship is terminated either (a) for cause (as defined), or (b) without the consent of the Company, such options shall terminate immediately. In addition, in the event the award holder’s employment is terminated in connection with a change of control of the Company, then the employee will have the right to exercise the option until the date the award otherwise would have expired. If an option award holder dies (a) while he is an employee of the Company, (b) within three months after termination (unless such termination was for cause or without the consent of the Company), or (c) within one year following the termination by reason of his disability, the options granted to him as an employee, may be exercised, to the extent exercisable on the date of his death, by his legal representative (as defined) at any time within one year after death but not thereafter and in no event after the date the option would otherwise have expired. If the option award holder’s relationship with the Company has terminated by reason of his disability, the options granted to him as an employee, may be exercised, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

(6)	Provided voluntary termination is with the consent of the Company.

(7)
In the event of (a) liquidation or dissolution of the Company, (b) a merger in which the Company is not the surviving corporation or a consolidation, or (c) any transaction (or series of related transactions) in which (i) more than 50% of the outstanding common stock is transferred or exchanged for other consideration, or (ii) shares of common stock in excess of the number of shares of common stock outstanding immediately preceding the transaction are issued (other than to stockholders of the Company with respect to their shares of stock in the Company), any outstanding options shall terminate upon the earliest of any such event, unless other provision is made therefore in the transaction.

Compensation Committee Interlocks and Insider Participation

The current members of the Company’s Compensation Committee are Messrs. Duffy and Greenwood, both of whom are independent directors. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served as a director or member of the Compensation Committee of the Company.

Notwithstanding anything to the contrary, the reports of the Compensation and the Audit Committee included in this Proxy Statement shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee is authorized to review all compensation matters involving directors and executive officers and Committee approval is required for any compensation to be paid to executive officers or directors who are employees of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Patrick J. Arneault serves as Vice President of Development of Mountaineer. During the year ended December 31, 2006, Mr. Arneault’s total compensation was $254,846. Patrick J. Arneault is the brother of Edson R. Arneault, our President, Chief Executive Officer and Chairman. Mr. Arneault has worked for Mountaineer since February 2000.

Approval of Related Party Transactions. The Company’s Code of Ethics and Business Conduct requires that any proposed transaction between the Company and a related party, or in which a related party would have a direct or indirect material interest, be promptly disclosed to the Compliance Committee of the Company. The Compliance Committee is required to disclose such proposed transactions promptly to the Company’s Audit Committee.

The Company’s Amended and Restated Audit Committee Charter requires the Audit Committee of the Company to review and approve all related party transactions of the Company. Any director having an interest in the transaction is not permitted to vote on such transaction. The Audit Committee will determine whether or not to approve any such transaction on a case by case basis and in accordance with the provisions of the Amended and Restated Audit Committee Charter and Code. Under the Code, a “related party” is any of the following:

•	an executive officer of the Company;

•	a director (or director nominee) of the Company;

•	an immediate family member of any executive officer or director (or director nominee);

•	a beneficial owner of five percent or more of any class of the Company’s voting securities;

•	an entity in which one of the above described persons has a substantial ownership interest or control of such entity; or

•	any other person or entity that would be deemed to be a related person under Item 404 of SEC Regulation S-K or applicable Nasdaq rules and regulations.

ITEM 2

RATIFICATION OF ADOPTION OF 2007
STOCK INCENTIVE PLAN

The Company's Board of Directors has adopted, subject to the approval of the Company's stockholders, the Company's 2007 Stock Incentive Plan (the "Plan"). The Board has reserved 400,000 shares of the Company's Common Stock for issuance pursuant to the exercise of options issued under the Plan. A copy of the proposed Plan is attached as Exhibit B.

Summary of the Plan

Under the terms of the Plan, the Board or a Committee designated by the Board may issue options or shares of stock to those persons whom the Board deems to be "key employees" of the Company or any of its subsidiaries and who may include officers and directors of the Company and to consultants and directors who are not employees of the Company. However, no director may vote upon the grant to himself. The awards to be granted under the Plan may be incentive stock options eligible for favored treatment under Section 422 of the Internal Revenue Code of 1986 (the "Code"), non-qualified options that are not eligible for such treatment or stock of the Company which may be subject to contingencies or restrictions. Approximately twenty employees, officers and directors of the Company are currently eligible to participate in the Plan.

The exercise price for any incentive stock option ("ISO") may not be less than 100% of the fair market value of the stock on the date the option is granted, except that with respect to a participant who owns more than 10% of the Company's common stock the exercise price must be not less than 110% of fair market value. The exercise price of any non-qualified option shall be in the sole discretion of the Committee but shall not be less than fair market value of the stock on the date the option is granted. The aggregate fair market value of the shares that may be subject to any ISO granted to any participant may not exceed $100,000. There is no comparable limitation with respect to non-qualified stock options.

The term of all options granted under the Plan will be determined by the Committee in its sole discretion; provided, however, that the term of each ISO shall not exceed 10 years from the date of grant thereof; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall not exceed five years from the date of grant.

The right of exercise will be cumulative, so that shares that are not purchased in one year may be purchased in a subsequent year. The options may not be assigned. Upon exercise of any option, in whole or in part, payment in full is required (unless the applicable award contract permits installment payments) for the number of shares purchased. Payment may be made in cash, by delivery of shares of the Company's common stock of equivalent fair market value (in which case reload options will be issued) or by any other form of legal consideration that is acceptable to the Board.

In addition to ISOs and non-qualified options, the Plan permits the Committee, consistent with the purposes of the Plan, to grant shares of Common Stock to such key employees (including officers and directors who are key employees) of, or consultants to, the Company or any of its Subsidiaries, as the Committee may determine, in its sole discretion. The grant may require the holder to pay such price per share, if any, as the Committee may determine. Such shares may be subject to such contingencies and restrictions as the Committee may determine.

If an employee's employment is terminated by reason of death or disability, either the employee or his or her beneficiary will have the right for one year to exercise the option to the extent the option was exercisable on the date of death or disability. If a Plan participant's relationship with the Company is terminated by reason other than death or disability and other than for cause or without the Company's consent (in which case the option shall terminate immediately), he or she may, for a period of three months, exercise the option to the extent that it was exercisable on the date of termination, but in no event after the date the award would otherwise have expired; provided, however, that in the event an employee's employment is terminated in connection with a change in control of the Company, then the employee will have the right to exercise the option until the date the award otherwise have expired.

The Plan will be administered by the Board, which is authorized to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to determine the employees to whom, and the time, terms and conditions under which, options may be granted. The Board is also authorized to adjust the number of shares available under the Plan, the number of shares subject to outstanding options and the option prices to take into account the Company's capitalization by reason of a stock dividend, recapitalization, merger, consolidation, stock split, combination or exchange of shares or otherwise.

The Board may amend, suspend or terminate the Plan in any respect at any time. However, no amendment may (i) increase the number of shares reserved for options under the Plan, (ii) modify the requirements for participation in the Plan, or (iii) modify the Plan in any way that would require stockholder approval under the rules and regulations under the Securities Exchange Act of 1934.

Federal Income Tax Consequences

No taxable income is realized by the participant upon the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may result in alternative minimum tax liability for the participant. If no disposition of the shares issued to a participant pursuant to the exercise of an incentive stock option is made by the participant within two years from the date of grant or within one year after the issuance of such shares to the participant, then upon the sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the participant as a long-term capital gain and any loss sustained will be a long-term capital loss, and no deduction will be allowed to the Company for Federal income tax purposes.

If shares of the Company's common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on an arms-length sale of such shares) over the option price thereof, and the Company will be entitled to deduct such amount. Any further gain realized will be taxed as a short-term or long-term capital gain and will not result in any deduction by the Company. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of the Company's common stock.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified stock option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (one year following termination of employment by reason of total and permanent disability), except in certain cases where the incentive stock option is exercised after the death of the participant.

With respect to non-qualified stock options, no income is realized by the participant at the time the option is granted. Generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the option price and the fair market value of the common stock on the date of exercise, and the Company receives a tax deduction for the same amount. At disposition, any appreciation or depreciation after the date of exercise is treated either as a short-term or long-term capital gain or loss depending on how long the shares have been held.

A grant of shares of common stock that is subject to no vesting restrictions will result in taxable compensation income for federal income tax purposes to the recipient at the time of grant in an amount equal to the fair market value of the shares awarded. The Company would be entitled to a corresponding deduction at that time for the amount included in the recipient's income.

Generally, a grant of shares of common stock under the Plan subject to vesting and transfer restrictions will not result in taxable income to the recipient for federal income tax purposes or a tax deduction to the Company in the year of the grant. The value of the shares will generally be taxable to the recipient as compensation income in the years in which the restrictions on the shares lapse. Such value will be the fair market value of the shares on the dates the restrictions terminate. Any recipient, however, may elect pursuant to section 83(b) of the Code to treat the fair market value of the shares on the date of such grant as compensation income in the year of the grant of restricted shares, provided the recipient makes the election within 30 days after the date of the grant. In any case, the Company will receive a deduction for federal income tax purposes corresponding in amount to the amount of compensation included in the recipient's income in the year in which that amount is so included.

The Board believes the Plan will further the growth and development of the Company by issuing options to certain key employees as an incentive for stock ownership. It is contemplated that the Plan will provide such persons with increased interest in the Company's success as they increase their proprietary stake in the Company.

Awards Granted Under the Plan

As of April 26, 2007, no options have been granted under the Plan.

The favorable vote, either in person or by proxy, of the holders a majority of the common shares is necessary for the adoption of the Plan. The Board recommends a vote FOR the adoption of the Plan.

ITEM 3

RATIFICATION OF SELECTION OF AUDITORS

The Board has selected the firm of Ernst & Young LLP (“E&Y”), independent public accountants, to serve as auditors for the fiscal year ending December 31, 2006, subject to ratification by the stockholders.

The following table summarizes principal accounting fees and services billed for calendar 2005.

	2006	2005
Audit Fees:

Annual Audit of the Financial Statements (including expenses)	$1,109,453	$934,188
Other Audit-Specific Matters	336,714	74,920
Total Audit Fees	$1,446,167	$1,009,108
Tax Services:
Tax Compliance	$99,798	$55,965
Other Tax Services	79,163	66,345
Total Tax Fees	$178,961	$122,310
All Other Services	$—	$—

The Audit Committee’s charter provides for the pre-approval of audit and non-audit services performed by the Company’s independent auditor. Under the charter, the Audit Committee may pre-approve specific services, including fee levels, by the independent auditor in a designated category (audit, audit-relation, tax services and all other services). The Audit Committee may delegate, in writing, this authority to one or more of its members, provided that the member or members to whom such authority is delegated must report their decisions to the Audit Committee at its next scheduled meeting. All audit services provided by Ernst & Young LLP are pre-approved by the Audit Committee.

It is expected that a member of E&Y will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

FINANCIAL INFORMATION

The Financial Statements of the Company included in the Company’s Annual Report to Stockholders that accompanies this Proxy Statement are incorporated herein by reference.

OTHER MATTERS

Stockholder Proposals for Next Meeting

Proposals of stockholders intended for inclusion in the proxy statement for the Annual Meeting of Stockholders to be held in 2008 must be received by the Company’s executive offices not later than February 22, 2008. Proponents should submit their proposals by Certified Mail-Return Receipt Requested. Proposals received after that date will be deemed untimely.

Notice Regarding Abandoned Property Law of New York State

The Company has been informed by its Transfer Agent, Continental Stock Transfer & Trust Company, that New York State now requires the Company’s Transfer Agent to report and escheat all shares held by the Company’s record shareholders if there has been no written communication received from the shareholder for a period of five years. This regulation pertains specifically to corporate issuers who do not pay dividends and their shareholders with New York, foreign or unknown addresses. The law mandates escheatment of shares even though the certificates are not in the Transfer Agent’s possession, and even though the shareholder’s address of record is apparently correct.

The Transfer Agent has advised the Company that the law requires the Transfer Agent to search its records as of June 30 each year in order to determine those New York resident shareholders from whom it has had no written communication within the past five years. Written communication would include transfer activity, voted proxies, address changes or other miscellaneous written inquiries. For those shareholders who have not contacted the Transfer Agent in over five years, a first-class letter must be sent notifying them that their shares will be escheated in November if they do not contact the Transfer Agent in writing prior thereto. All written responses will be entered in the Transfer Agent’s files, but those who do not respond will have their shares escheated. Shareholders will be able to apply to New York State for the return of their shares.

Accordingly, shareholders that may be subject to New York’s Abandoned Property Law should make their inquiries and otherwise communicate, with respect to the Company, in writing. Shareholders should contact their attorneys with any questions they may have regarding this matter.

No Other Business

Management is not aware at this date that any other business matters will come before the meeting. If, however, any other matters should properly come before the meeting, it is the intention of the persons named in the proxy to vote thereon in accordance with their judgment.

April 30, 2007	MTR GAMING GROUP, INC.
Rose Mary Williams, Secretary

EXHIBIT A

MTR GAMING GROUP, INC.

AUDIT COMMITTEE CHARTER
(As Amended and Restated)

Commencing June 1, 2004, the date this Audit Committee Charter (as amended and restated) was approved and authorized by the Board of Directors of MTR Gaming Group, Inc. (the “Company”), the Audit Committee (the “Committee”) of the Company will have the oversight responsibility, authority and specific duties as described below:

Committee Membership

The Committee shall be comprised of at least three directors each of whom (i) is “independent” under the rules of the SEC and the Nasdaq Stock Market, Inc., except as permitted by Nasdaq Rule 4350(d) and the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder, (ii) does not accept any consulting, advisory or other compensatory fee from the issuer other than in his or her capacity as a member of the Board or any committee of the Board, (iii) is not an “affiliate” of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iv) has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. All members of the Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement, and the Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member’s financial sophistication.

Notwithstanding the immediately preceding paragraph, one director who is not “independent” under the rules of the Nasdaq Stock Market, Inc., who does not accept any consulting, advisory or other compensatory fee from the issuer other than in his or her capacity as a member of the Board or any committee of the Board, who is not an “affiliate” of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Exchange Act, and who is not a current officer or employee, or a spouse, parent, child or sibling, whether by blood, marriage or adoption, of, or a person who has the same residence as, any current officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, shall have determined that such individual’s membership on the Committee is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual meeting proxy statement (or Form 10-K if no proxy statement is filed) subsequent to such determination, the nature of the relationship, and the reasons for the determination. Any such member appointed to the Committee may only serve for up to two years and may not chair the Committee.

Members shall be appointed by the Board based on nominations recommended by the Company’s Nominating Committee and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Purposes

The purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

The independent auditors shall submit to the Committee annually a formal written statement (the “Auditors’ Statement”) describing: the auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors’ independence) all relationships between the independent auditors and the Company including each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1.

The independent auditors shall submit to the Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on From 10-Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company’s financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service.

Committee Duties and Responsibilities

To carry out its purposes, the Committee shall have the following duties and responsibilities:

1. With respect to the independent auditors,

(i)
to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Committee, provided that the auditor appointment shall be subject to shareholder approval;

(ii)
to be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall also report directly to the Committee;

(iii)	to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors;

(iv)
to ensure that the independent auditors prepare and deliver annually an Auditors’ Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company’s independent auditors;

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(v)
to obtain from the independent auditors in connection with any audit a timely report relating to the Company’s annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any “management” letter or schedule of unadjusted differences;

(vi)	to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner; and

(vii)	to review and approve all related party transactions of the Company.

2. With respect to the internal auditing department,

(i)	to review the appointment and replacement of the director of the internal auditing department; and

(ii)
to advise the director of the internal auditing department that he or she is expected to provide to the Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management’s responses thereto.

3. With respect to accounting principles and policies, financial reporting and internal control over reporting,

(i)
to advise management, the internal auditing department and the independent auditors that they are expected to provide to the Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting;

(ii)
to consider any reports or communications (and management’s and/or the internal audit department’s response thereto) submitted to the Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented, or other professional standards, including reports and communications related to:

•	deficiencies, including significant deficiencies or material weaknesses, in internal control identified during the audit or other matters relating to internal control over financial reporting;

•	consideration of fraud in a financial statement audit;

•	detection of illegal acts;

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•	the independent auditors’ responsibility under generally accepted auditing standards;

•	any restriction on audit scope;

•	significant accounting policies;

•	significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

•	management judgments and accounting estimates;

•	any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

•	the responsibility of the independent auditors for other information in documents containing audited financial statements;

•	disagreements with management;

•	consultation by management with other accountants;

•	major issues discussed with management prior to retention of the independent auditors;

•	difficulties encountered with management in performing the audit;

•	the independent auditors’ judgments about the quality of the entity’s accounting principles;

•	reviews of interim financial information conducted by the independent auditors; and

•	the responsibilities, budget and staffing of the Company’s internal audit function.

(iii)	to meet with management, the independent auditors and, if appropriate, the director of the internal auditing department;

(iv)
to inquire of the Company’s chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;

(v)
to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

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(vi)
to review and discuss any reports concerning material violations submitted to it by Company attorneys or outside counsel pursuant to the SEC attorney professional responsibility rules or otherwise; procedures for the receipt and treatment of material violations reports by the Committee shall be adopted by the Committee; and

(vii)	to establish hiring policies for employees or former employees of the independent auditors.

4. with respect to reporting and recommendations,

(i)	to prepare any report or other disclosures, including any recommendation of the Committee, required by the rules of the SEC to be included in the Company’s annual proxy statement; and

(ii)	to review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Board of Directors.

Committee Structure and Operations

The Board shall designate one member of the Committee as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. The Committee shall meet once every fiscal quarter or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Committee should meet separately periodically with management, the director of the internal auditing department and the independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. The Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Committee at its next scheduled meeting.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

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The Company shall provide appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of:

1.
Compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

2.	Compensation of any advisers employed by the Committee; and

3.	Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

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EXHIBIT B

2007 STOCK INCENTIVE PLAN
OF
MTR GAMING GROUP, INC.

1. PURPOSES OF THE PLAN. This stock incentive plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of MTR GAMING GROUP, INC., a Delaware corporation (the "Company"), or any of its Subsidiaries (as defined in Paragraph 17), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of nonqualified stock options ("NQSOs") which do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and stock of the Company which may be subject to contingencies or restrictions (collectively, "Awards"). The Plan does not provide for the granting of any "incentive stock option" under the Code.

2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 10, the aggregate number of shares of Common Stock, $.00001 par value per share, of the Company ("Common Stock") for which Awards may be granted under the Plan shall not exceed 400,000 shares, provided, however, that not more than 49% of such shares may be issued to Directors and Executive Officers of the Company. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 11, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable or a restricted stock Award which for any reason is forfeited, shall again become available for the granting of Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors or a committee of the Board of Directors consisting of not fewer than two directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 (as defined in Paragraph 17) (collectively, the "Committee"). Unless otherwise provided in the By-laws of the Company or by resolution of the Board of Directors, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee. Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine: the key employees, consultants and directors who shall be granted Awards; the type of Award to be granted; the times when an Award shall be granted; the number of shares of Common Stock to be subject to each Award; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment thereof; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the price, if any, to be paid for a share Award; the form of payment of the exercise price of an option; whether to restrict the sale or other disposition of a stock Award or the shares of Common Stock acquired upon the exercise of an option and, if so, to determine whether such contingencies and restrictions have been met and whether and under what conditions to waive any such contingency or restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option, the vesting of a stock Award or the shares acquired pursuant to the exercise of an option to the fulfillment of certain contingencies or restrictions as specified in the contract referred to in Paragraph 9 hereof (the "Contract"), including without limitation, contingencies or restrictions relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 17), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or to the period of continued employment of the Award holder with the Company, any of its Subsidiaries or a Parent, and to determine whether such contingencies or restrictions have been met; whether an Award holder is Disabled (as defined in Paragraph 17); the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold taxes or other amounts; the Fair Market Value (as defined in Paragraph 17) of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the Award holder, to cancel or modify an Award, PROVIDED, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision which under Rule 16b-3 requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders to be exempt (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any Award or Contract hereunder. Prior to the creation and designation of the Committee by the Board of Directors, all powers and authority allocated hereby to the Committee shall be allocated to the Board of Directors and all references to the Committee shall be deemed to be references to the Board of Directors. Notwithstanding any provision in the Plan to the contrary, an Award granted to a consultant or director who is not an employee of the Company shall be based upon a formula or other criteria established by the Committee at least ninety (90) days prior to the grant of such Award.

4. OPTIONS

(a) GRANT. The Committee may from time to time, consistent with the purposes of the Plan, grant options to such key employees (including officers and directors who are key employees) of, and consultants to, the Company or any of its Subsidiaries, and such Outside Directors, as the Committee may determine, in its sole discretion. Such options granted shall cover such number of shares of Common Stock as the Committee may determine, in its sole discretion, as set forth in the applicable Contract; PROVIDED, HOWEVER, THAT THE MAXIMUM NUMBER OF SHARES SUBJECT TO OPTIONS THAT MAY BE GRANTED TO ANY EMPLOYEE DURING ANY CALENDAR YEAR UNDER THE PLAN (THE "162(m) MAXIMUM") SHALL BE 100,000 SHARES.

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(b) EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract. Notwithstanding any provision in this Plan to the contrary, the exercise price per share of a NQSO shall not be less than the Fair Market Value of a share of Common Stock on the date that the NQSO was granted.

(c) TERM. The term of each option granted pursuant to the Plan shall be determined by the Committee, in its sole discretion, and set forth in the applicable Contract. Options shall be subject to earlier termination as hereunder provided.

(d) EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its then principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due upon exercise if the Contract permits, and applicable law and regulation do not prohibit, installment payments) (a) in cash or by certified check or (b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock having such value. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments, including any required withholding, have been made.

Subject to applicable law, the Committee may, in its sole discretion, permit payment of all or a portion of the exercise price of an option by delivery by the optionee (provided, however, that such optionee is neither an executive officer, director nor other person whose participation in such an arrangement would constitute a violation of the Sarbanes-Oxley Act of 2002 by the Company) of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

An optionee entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or, in the case of uncertificated shares, until an entry is made on the books of the Company's transfer agent representing such shares; PROVIDED, HOWEVER, that until such stock certificate is issued or book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

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In no case may an option be exercised with respect to a fraction of a share of Common Stock. In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

(e) RELOAD OPTIONS. An optionee who, at a time when he is eligible to be granted options under the Plan, uses previously acquired shares of Common Stock to exercise an option granted under the Plan (the "prior option"), shall, upon such exercise, be automatically granted an option (the "reload option") to purchase the same number of shares of Common Stock so used (or if there is not a sufficient number of shares available for grant under the Plan remaining, such number of shares as are then available). Such reload options shall be of the same type and have the same terms as the prior option (except to the extent inconsistent with the terms of the Plan); PROVIDED, HOWEVER, that the exercise price per share of the reload option shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the reload option. (f) REPRICING. Options granted pursuant to the Plan may not be repriced.

5. RESTRICTED STOCK. The Committee may from time to time, consistent with the purposes of the Plan, grant shares of Common Stock to such key employees (including officers and directors who are key employees) of, or consultants to, the Company or any of its Subsidiaries, as the Committee may determine, in its sole discretion. The grant may cover such number of shares as the Committee may determine, in its sole discretion, and require the Award holder to pay such price per share therefor, if any, as the Committee may determine, in its sole discretion. Such shares may be subject to such contingencies and restrictions as the Committee may determine, as set forth in the Contract. Upon the issuance of the stock certificate for a share Award, or in the case of uncertificated shares, the entry on the books of the Company's transfer agent representing such shares, notwithstanding any contingencies or restrictions to which the shares are subject, the Award holder shall be considered to be the record owner of the shares, and subject to the contingencies and restrictions set forth in the Award, shall have all rights of a stockholder of record with respect to such shares, including the right to vote and to receive distributions. Upon the occurrence of any such contingency or restriction, the Award holder may be required to forfeit all or a portion of such shares back to the Company. The shares shall vest in the Award holder when all of the restrictions and contingencies lapse. Accordingly, the Committee may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award holder, until the shares vest in the Award holder. Contracts with respect to the grant of shares of Common Stock shall require that the Award holder agree not to transfer the Common Stock for (a) one year following the grant in the case of Awards based on performance and (b) three years following the grant in the case of Awards based on the passage of time. The Contracts may provide for the waiver of this restriction in the event of death, disability, retirement, change of control or other similar circumstances specified by the Committee.

6. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship with the Company, its Subsidiaries and Parent as an employee or a consultant has terminated for any reason (other than as a result of his death or Disability), the Award holder may exercise the options granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired; PROVIDED, HOWEVER, that if such relationship is terminated either (a) for Cause (as defined in Paragraph 17), or (b) without the consent of the Company, such option shall terminate immediately; and PROVIDED FURTHER that in the event an employee's employment is terminated in connection with a change in control of the Company, then the employee will have the right to exercise the option until the date the award otherwise would have expired.

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For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company, any of its Subsidiaries or a Parent if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

Except as may otherwise be expressly provided in the applicable Contract, options granted under the Plan shall not be affected by any change in the status of the Award holder so long as he continues to be an employee of, or a consultant to, the Company, or any of its Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship with the Company as an Outside Director ceases for any reason (other than as a result of his death or Disability) then options granted to such holder as an Outside Director may be exercised, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired; PROVIDED, HOWEVER, that if such relationship is terminated for Cause, such Award shall terminate immediately. An Award granted to an Outside Director, however, shall not be affected by the Award holder becoming an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent.

Except as may otherwise be expressly provided in the Contract, upon the termination of the relationship of an Award holder as an employee of, or consultant to, the Company, and its Subsidiaries and Parent, or as an Outside Director, for any reason (including his death or Disability), the share Award shall cease any further vesting and the unvested portion of such Award as of the date of such termination shall be forfeited to the Company for no consideration.

Nothing in the Plan or in any Award granted under the Plan shall confer on any Award holder any right to continue in the employ of, or as a consultant to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the Award holder's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

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7. DEATH OR DISABILITY. Except as may otherwise be expressly provided in the applicable Contract, if an Award holder dies (a) while he is an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for Cause or without the consent of the Company), or (c) within one year following the termination of such relationship by reason of his Disability, the options that were granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 17) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship as an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent has terminated by reason of his Disability, the options that were granted to him as an employee of, or consultant to the Company or any of its Subsidiaries may be exercised, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship as an Outside Director terminates as a result of his death or Disability, the options granted to him as an Outside Director may be exercised, to the extent exercisable on the date of such termination, at any time within one year after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired. In the case of the death of the Award holder, the Award may be exercised by his Legal Representative.

8. COMPLIANCE WITH SECURITIES LAWS. It is a condition to the issuance of any share Award and exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such grant or exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

The Committee may require, in its sole discretion, as a condition to the receipt of an Award or the exercise of any option that the Award holder execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including, without limitation, that (a) the shares of Common Stock to be received under the Award or issued upon the exercise of the option are being acquired by the Award holder for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such Award holder will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Award holder shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

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In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to any Award or option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuing of shares of Common Stock thereunder, such Award may not be granted and such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

9. AWARD CONTRACTS. Each Award shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the Award holder, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee. The terms of each Award and Contract need not be identical.

10. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding Award, the exercise price of each option, any contingencies and restrictions based on the number or kind of shares, and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares which might otherwise be subject to Awards without payment therefor.

In the event of (a) the liquidation or dissolution of the Company, (b) a merger in which the Company is not the surviving corporation or a consolidation, or (c) any transaction (or series of related transactions) in which (i) more than 50% of the outstanding Common Stock is transferred or exchanged for other consideration, or (ii) shares of Common Stock in excess of the number of shares of Common Stock outstanding immediately preceding the transaction are issued (other than to stockholders of the Company with respect to their shares of stock in the Company), any outstanding and unvested stock options shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

11. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on April 19, 2007, subject to the approval of the Company's shareholders. The Board of Directors may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order to comply with the provisions of Rule 16b-3, Section 162(m) of the Code, or any change in applicable law, regulations, rulings or interpretations of any governmental agency or regulatory body. No termination, suspension or amendment of the Plan shall adversely affect the rights of any Award holder under an Award without his prior consent. The power of the Committee to construe and administer any Awards granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

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12. NON-TRANSFERABILITY. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the Award holder, only by him or his Legal Representatives. Except as may otherwise be expressly provided in the Contract, a stock Award, to the extent not vested, shall not be transferable otherwise than by will or the laws of descent and distribution. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void AB INITIO and of no force or effect; PROVIDED, HOWEVER, that a contract may provide that non-qualified Awards may be donated to charity or assigned to a family trust or similar vehicle.

13. WITHHOLDING TAXES. The Company, a Subsidiary or Parent may withhold (a) cash, or (b) with the consent of the Committee, shares of Common Stock to be issued under a stock Award or upon exercise of an option having an aggregate Fair Market Value on the relevant date, or a combination of cash and shares having such value, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, any of its Subsidiaries or a Parent to withhold federal, state and local taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an Award, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand.

14. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued under a stock Award or upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, or (b) implement the provisions of the Plan or any agreement between the Company and the Award holder with respect to such shares of Common Stock.

The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock under a stock Award or upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

15. USE OF PROCEEDS. The cash proceeds received upon the exercise of an option, or grant of a stock Award under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

16. SUBSTITUTIONS AND ASSUMPTIONS OF AWARDS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, and subject to the requirements and prohibitions of applicable law and regulation, the Board of Directors may, without further approval by the stockholders, substitute new Awards for prior options, or restricted stock of a Constituent Corporation (as defined in Paragraph 17) or assume the prior options or restricted stock of such Constituent Corporation.

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17. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) "Cause" shall mean: (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the Award holder and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement, and (ii) in all other cases, cause as defined by applicable state law.

(b) "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies, or any Subsidiary or Parent of such corporation.

(c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

(d) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(e) "Fair Market Value" of a share of Common Stock on any day shall mean: (i) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on Nasdaq, and (A) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on Nasdaq, or (B) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; PROVIDED, HOWEVER, that if clauses (i), (ii) and (iii) of this subparagraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of a share of Common Stock shall be determined by the Board of Directors by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

(f) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

(g) "Nasdaq" shall mean the Nasdaq Stock Market.

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(h) "Outside Director" shall mean a person who is a director of the Company, but on the date of grant is not an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent.

(i) "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

(j) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as the same may be in effect and interpreted from time to time.

(k) "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

18. GOVERNING LAW; CONSTRUCTION. The Plan, the Awards and Contracts hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

19. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

20. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person or by proxy and entitled to vote hereon at the next duly held meeting of the Company's stockholders at which a quorum is present. No Award granted hereunder may vest or be exercised prior to such approval; PROVIDED, HOWEVER, that the date of grant of any Award shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before April 19, 2008, the Plan and any Awards granted hereunder shall terminate.

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REVOCABLE PROXY
MTR GAMING GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS

June 19, 2007

Intercontinental The Barclay New York
111 East 48th Street
New York, NY 10017

$FOLD AND DETACH HERE AND READ THE REVERSE SIDE$

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Edson R. Arneault and Robert A. Blatt and each of them, with full power of substitution as the proxies of the undersigned to vote all undersigned’s shares of the Common Stock of MTR Gaming Group, Inc. (the Corporation) at the Annual Meeting of the Corporation’s Stockholders to be held at the Intercontinental The Barclay, 111 East 48th Street, New York, New York 10017 on June 19, 2007 at 10:00 a.m. and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present:

The Board of Directors recommends a vote FOR ITEMS 1, 2 and 3.

1.	ELECTION OF DIRECTORS

FOR all nominees listed below  ☐      WITHHOLD AUTHORITY  ☐

Edson R. Arneault  Robert A. Blatt  James V. Stanton  Donald J. Duffy  LC Greenwood Richard Delatore

This proxy will be voted in the Election of Directors in the manner described in the Proxy Statement for the Annual Meeting of Stockholders. (INSTRUCTION: To withhold authority to vote for one or more individual nominees write such name or names in the space provided below.)

2. PROPOSAL TO RATIFY THE ADOPTION OF THE COMPANY’S 2007 STOCK INCENTIVE PLAN

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

$FOLD AND DETACH HERE AND READ THE REVERSE SIDE$

3.	PROPOSAL TO CONFIRM THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCONTANTS FOR THE CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

☐ FOR       ☐ AGAINST    ☐ ABSTAIN

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner described herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

DATED __________________________, 2007

Signature

Signature if held jointly

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in full partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE